MERRILL LYNCH
                                                                  SPECIAL VALUE
                                                                  FUND, INC.

                               [GRAPHIC OMITTED]

                                                         STRATEGIC
                                                                  Performance

                                                                  Annual Report
                                                                  March 31, 1999

MERRILL LYNCH SPECIAL VALUE FUND, INC.

DEAR SHAREHOLDER

During the quarter ended March 31, 1999, Merrill Lynch Special Value Fund, Inc. underperformed the unmanaged Russell 2000 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were -7.03%, -7.24%, -7.26% and -7.11%, respectively, compared to the total return of -5.42% for the unmanaged Russell 2000 Index. (Fund results shown do not reflect sales charges, and would be lower if sales charges were included. Complete performance information can be found on pages 3-5 of this report to shareholders.)

Portfolio Matters

Small-capitalization stocks failed to exhibit a January effect in the first calendar quarter of 1999 as investors bid up valuations on large-capitalization growth stocks. The flow of assets into index funds and out of small cap mutual funds further magnified the performance differential. For the three-month period ended March 31, 1999, the Dow Jones Industrial Average and the unmanaged Standard & Poor's 500 (S&P 500) Index posted gains of +7.01% and +4.98%, respectively, while the Russell 2000 Index posted a loss. The valuation premium currently being ascribed to a narrow list of large cap growth stocks is unprecedented when compared to the broad list of 2,000 small companies that make up the Russell 2000 Index.

During the quarter ended March 31, 1999, Merrill Lynch Special Value Fund, Inc.'s performance benefited from overweighted investments in the energy sector relative to the Russell 2000 Index. After several quarters of severe underperformance, the energy sector delivered strong gains in the March quarter as the Organization of Petroleum Exporting Countries (OPEC) moved to cut production by two million barrels of oil per day. The Fund's oil and gas stocks rallied sharply on the expectation of reduced OPEC supply and the potential for increased demand as Asian economies showed early signs of a recovery.

Individual stocks that most benefited the Fund's quarterly results included PLATINUM Technology International, Inc. and Mentor Graphics Corporation. Shares of PLATINUM Technology soared following news that Computer Associates International, Inc. would acquire the company at a significant premium. PLATINUM Technology provides enterprise software tools and professional services to Fortune 500 companies. Mentor Graphics provides electronic design automation
(EDA) software tools and is the recognized leader of EDA tools for the semiconductor industry. Shares of Mentor Graphics rallied sharply during the March quarter as earnings surpassed consensus estimates and the company terminated a hostile bid to acquire Quickturn Design System's, Inc.

During the March quarter, Fund performance was hindered by investments in CHS Electronics, Inc. and HA-LO Industries, Inc. Shares of CHS Electronics, an international distributor of microcomputers and related products, declined abruptly during the three-month period based on concerns about the company's accounting for vendor rebates and general weakness among computer distribution stocks. Shares of HA-LO Industries, the nation's leading provider of promotional products and marketing services, retreated when the company disclosed that results in the teleservices division would be unexpectedly weak given an industry-wide capacity glut. We continue to hold shares of HA-LO Industries based on strength in the company's core promotional products operations and recently implemented cost-cutting measures at the teleservices division.

Fiscal Year in Review

For the 12 months ended March 31, 1999, Merrill Lynch Special Value Fund, Inc. trailed the Russell 2000 Index. Total returns for the Fund's Class A, Class B, Class C and Class D Shares were -22.17%, -22.96%, -22.99% and -22.37%, respectively, compared to the -16.26% total return for the Russell 2000 Index.

Small-capitalization stocks exhibited extreme volatility over the 12-month period ended March 31, 1999. The Russell 2000 Index set an all-time high in April 1998, then reversed course and declined 36.86% through early October 1998. By March 31, 1999, the small cap index had only partially recovered from its low. The decline in large-capitalization stocks, by comparison, proved only temporary, as the broad market averages proceeded to set new highs after the October sell-off. The S&P 500 Index gained 18.46% for the 12-month period as compared to a decline of 16.26% for the Russell 2000 Index. The performance differential has rarely been wider, with

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

the small cap index trailing the S&P 500 Index by nearly 35 percentage points for the fiscal year.

Despite general weakness in small-capitalization issues, shares of VISX, Incorporated, one of the Fund's largest positions, appreciated sharply during the year. The company develops and markets proprietary technologies and systems for laser vision correction. Shares of VISX appreciated more than 700% based on strong growth in laser procedures and the settlement of a long-standing legal dispute. We significantly reduced the Fund's holdings in VISX toward fiscal year-end since the shares surpassed our valuation target. Unitog Company, a provider of custom-designed uniform rentals, also made a significant contribution to Fund performance in the fiscal year. Shares of Unitog appreciated sharply following news that Cintas Corporation would acquire the company at a substantial premium.

The Fund's fiscal year performance was hindered by holdings in Danka Business Systems PLC and Midway Games, Inc. Shares of Danka Business Systems PLC, a distributor of office equipment including copiers and fax machines, declined after the company experienced a slowdown in equipment sales. We added to the Fund's investment in Danka on stock price weakness and expect financial results to improve based on cost-cutting efforts and a sales force restructuring. Shares of Midway Games, Inc., a designer and manufacturer of video games, were also weak as the company's results fell short of analysts' consensus earnings expectations for the year. We continue to hold the stock in anticipation of improved performance resulting from upcoming product releases.

Within the benchmark index, eleven out of twelve Russell 2000 economic sectors posted declines for the fiscal year, and nine sectors posted double-digit declines. Only the utilities sector showed a gain for the period. Losses were widespread during the year with only a limited number of small cap industries and specific equities offering refuge from the declines. Sector positioning had a slightly negative effect on the Fund's full-year investment results. Merrill Lynch Special Value Fund, Inc. was overweighted in the technology sector, which outperformed the benchmark index, but the benefit was partially offset by overweight investments in the economically sensitive energy and materials processing sectors. Relative to the Russell 2000 Index, the Fund's underweighting in utilities stocks also hampered 12-month investment results.

As small-capitalization stocks faltered during the year, we actively accumulated investments where we believed the long-term earnings growth prospects were favorable. Severe price declines in our universe of small-capitalization stocks provided ample opportunities to increase existing positions and acquire new investments at attractive absolute valuation levels. At the same time, we reduced the Fund's exposure to cyclical stocks and increased exposure to interest-rate sensitive industries including financial services stocks and real estate investment trusts.

In Conclusion

Despite the underperformance of small-capitalization stocks over the 12-month period, we believe that investors should consider representation in this asset class. In the past, periods of prolonged small-capitalization underperformance have preceded some of the most powerful rallies. We believe that the disparity between small cap and large cap stock valuations is unsustainable over the long term. Given the unprecedented high valuations accorded to large cap stocks, and the low valuations and favorable earnings prospects for small cap stocks, we anticipate that the pressures encouraging consolidation will only increase, as large companies continue to acquire smaller competitors.

We thank you for your continued investment in Merrill Lynch Special Value Fund, Inc., and we look forward to reviewing our outlook and strategy with you again in our next report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director

/s/ Daniel V. Szemis

Daniel V. Szemis
Senior Vice President and Portfolio Manager

May 12, 1999

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

--------------------------------------------------------------------------------

After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Merrill Lynch Special Value Fund, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.

--------------------------------------------------------------------------------

PERFORMANCE DATA

About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 8 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                                                              Ten Years/
                                                12 Month        3 Month     Since Inception
                                              Total Return   Total Return    Total Return
===========================================================================================
ML Special Value Fund, Inc. Class A Shares*      -22.17%        -7.03%          +152.85%
-------------------------------------------------------------------------------------------
ML Special Value Fund, Inc. Class B Shares*      -22.96         -7.24           +128.32
-------------------------------------------------------------------------------------------
ML Special Value Fund, Inc. Class C Shares*      -22.99         -7.26           + 57.60
-------------------------------------------------------------------------------------------
ML Special Value Fund, Inc. Class D Shares*      -22.37         -7.11           + 63.14
-------------------------------------------------------------------------------------------
Russell 2000 Index**                             -16.26         -5.42        +196.05/+67.74
===========================================================================================

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund's ten-year/since inception periods are Class A & Class B Shares, for the ten years ended 3/31/99 and Class C & Class D Shares, from 10/21/94 to 3/31/99.

** An unmanaged broad-based index comprised of small-capitalization common stocks. Ten years/since inception total returns are for the ten years ended 3/31/99 and from 10/21/94 to 3/31/99, respectively.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

Total Return Based on a $10,000 Investment--Class A & Class B Shares

                               [GRAPHIC OMITTED]

A line graph depicting the growth of an investment in the Fund's Class A and Class B Shares compared to growth of an investment in the Russell 2000 Index. Beginning and ending values are:

                                                        3/89             3/99

ML Special Value Fund, Inc.+--
Class A Shares*                                         $ 9,475          $23,957
ML Special Value Fund, Inc.+--
Class B Shares*                                         $10,000          $22,833
Russell 2000 Index++                                    $10,000          $29,605

Total Return Based on a $10,000 Investment--Class C & Class D Shares

                               [GRAPHIC OMITTED]

A line graph depicting the growth of an investment in the Fund's Class C and Class D Shares compared to growth of an investment in Russell 2000 Index. Beginning and ending values are:

                                                        10/21/94**       3/99

ML Special Value Fund, Inc.+--
Class C Shares*                                         $10,000          $15,760
ML Special Value Fund, Inc.+--
Class D Shares*                                         $ 9,475          $15,458
Russell 2000 Index                                      $10,000          $16,773

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.

** Commencement of operations.

+ ML Special Value Fund, Inc. invests in a diversified portfolio of securities, primarily common stocks, of relatively small companies which the Fund's management believes have special investment value, and emerging growth companies regardless of size.

++ This unmanaged Index is comprised of approximately 2,000 small-capitalization common stocks from various industrial sectors.

   Past performance is not predictive of future performance.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

PERFORMANCE DATA (concluded)

Results of a $1,000 Investment Since Inception--Class A Shares

                               [GRAPHIC OMITTED]

(5.25% sales charge--$947.50 net amount invested; assuming reinvestment of all dividends and capital gains distributions)

A mountain chart depicting the growth of an investment in the Fund's Class A Shares from $947.50 on May 5, 1978 to $5,923.39 on March 31, 1999.

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
Year Ended 3/31/99                                 -22.17%              -26.26%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                           +11.27               +10.08
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99                            + 9.72               + 9.13
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

                                                 % Return             % Return
                                               Without CDSC          With CDSC**
================================================================================
Class B Shares*
================================================================================
Year Ended 3/31/99                                 -22.96%              -25.85%
--------------------------------------------------------------------------------
Five Years Ended 3/31/99                           +10.14               +10.14
--------------------------------------------------------------------------------
Ten Years Ended 3/31/99                            + 8.61               + 8.61
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.

                                                 % Return             % Return
                                               Without CDSC          With CDSC**
================================================================================
Class C Shares*
================================================================================
Year Ended 3/31/99                                 -22.99%              -23.71%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/99                                    +10.79               +10.79
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class D Shares*
================================================================================
Year Ended 3/31/99                                -22.37%              -26.45%
--------------------------------------------------------------------------------
Inception (10/21/94)
through 3/31/99                                   +11.65               +10.30
--------------------------------------------------------------------------------
*  Maximum sales charge is 5.25%.
** Assuming maximum sales charge.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

SCHEDULE OF INVESTMENTS

                             Shares                                                                  Value     Percent of
Sector*                       Held                       Stocks                         Cost       (Note 1a)   Net Assets
-------------------------------------------------------------------------------------------------------------------------
Auto & Transportation
-------------------------------------------------------------------------------------------------------------------------
                             467,100    Air Express International Corporation    $    8,104,082   $   7,064,887      0.9%
                             473,600    Circle International Group, Inc.             11,958,407       6,896,800      0.9
                             695,000   +Forward Air Corporation (h)                   2,387,811       9,121,875      1.2
                              83,000   +Gentex Corporation                            1,039,103       1,789,687      0.2
                             428,500   +Landair Corporation (h)                       1,270,155       2,142,500      0.3
                             233,500    Meritor Automotive, Inc.                      5,013,528       3,619,250      0.5
                           2,041,700   +Miller Industries, Inc.                      14,853,769       9,698,075      1.2
                             275,100   +Walbro Corporation                            5,042,324       2,475,900      0.3
                                                                                 --------------   -------------      ---
                                                                                     49,669,179      42,808,974      5.5

-------------------------------------------------------------------------------------------------------------------------
Consumer Discretionary
-------------------------------------------------------------------------------------------------------------------------
                           2,035,900   +APAC TeleServices, Inc.                      15,777,645       6,807,541      0.9
                               1,317   +Adrien Arpel, Inc. (Preferred)                        0          24,259      0.0
                           1,121,700   +Au Bon Pain Co., Inc. (Class A)(h)            7,525,064       5,888,925      0.8
                           1,304,200   +Boise Cascade Office Products Corp.          19,308,602      14,509,225      1.9
                             391,000   +Boron, LePore & Associates, Inc.              6,116,579       4,056,625      0.5
                              63,300   +Buffets, Inc.                                   631,025         625,087      0.1
                           1,443,800   +Caribiner International, Inc. (h)            22,859,682      13,174,675      1.7
                             207,700   +The Cheesecake Factory Incorporated           4,393,025       4,932,875      0.6
                           1,683,400    Danka Business Systems PLC (ADR)(a)          12,259,189       8,417,000      1.1
                           1,143,350   +HA-LO Industries, Inc. (b)                   12,232,677      14,077,497      1.8
                           1,545,000    Heilig-Meyers Company                        21,148,381       8,014,687      1.0
                             169,600   +ITI Technologies, Inc.                        2,003,485       5,088,000      0.6
                             700,500   +McNaughton Apparel Group Inc. (c)            10,056,576       3,064,688      0.4
                             123,500   +Micro Warehouse, Inc.                         1,338,169       1,991,438      0.2
                           1,579,540   +Midway Games, Inc.                           23,732,744      13,722,254      1.8
                           1,274,800   +Paxson Communications Corporation            13,764,438      10,915,475      1.4
                             252,000    Pier 1 Imports, Inc.                          1,965,600       2,047,500      0.3
                             527,700   +SITEL Corporation                             4,675,234       1,253,288      0.2
                             304,200   +Sodak Gaming, Inc.                            3,378,954       2,699,775      0.3
                              57,000   +Stein Mart, Inc.                                552,187         570,000      0.1
                             834,000   +WMS Industries, Inc.                          3,446,930       6,411,375      0.8
                                                                                 --------------   -------------      ---
                                                                                    187,166,186     128,292,189     16.5

-------------------------------------------------------------------------------------------------------------------------
Energy
-------------------------------------------------------------------------------------------------------------------------
                             315,900   +Barrett Resources Corporation                 8,918,324       7,917,244      1.0
                             425,000   +Basin Exploration, Inc.                       6,747,048       5,896,875      0.8
                             256,500   +Benton Oil and Gas Company                    3,658,029         929,812      0.1
                             404,844   +Louis Dreyfus Natural Gas Corp.               6,229,600       5,870,238      0.8
                           1,547,300   +Newpark Resources, Inc.                      13,415,404      11,217,925      1.4
                             140,000   +Plains Resources Inc.                         1,461,553       2,100,000      0.3
                             308,391   +Plains Resources Inc. (d)                     1,806,983       4,664,414      0.6
                             124,900    Santa Fe International Corporation            1,564,701       2,334,069      0.3
                             263,100   +Stone Energy Corporation                      8,569,266       8,419,200      1.1
                             512,200   +Tom Brown, Inc.                               6,179,380       6,210,425      0.8
                                                                                 --------------   -------------      ---
                                                                                     58,550,288      55,560,202      7.2

-------------------------------------------------------------------------------------------------------------------------

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

                             Shares                                                                  Value     Percent of
Sector*                       Held                       Stocks                         Cost       (Note 1a)   Net Assets
-------------------------------------------------------------------------------------------------------------------------
Financial Services
-------------------------------------------------------------------------------------------------------------------------
                              85,050    American National Insurance Company      $    6,785,507   $   5,687,719      0.7%
                             566,600   +Billing Concepts Corp.                        5,437,881       6,728,375      0.9
                             252,400    Brandywine Realty Trust                       4,490,093       4,101,500      0.5
                             173,200    Camden Property Trust                         4,458,786       4,286,700      0.6
                             493,273    Charter One Financial, Inc.                   7,136,367      14,235,550      1.8
                             157,500    FelCor Lodging Trust Inc.                     3,418,074       3,652,031      0.5
                             340,000    HCC Insurance Holdings, Inc.                  6,007,930       6,545,000      0.8
                              30,800    Jefferies Group, Inc.                         1,325,706       1,461,075      0.2
                              93,600    Kimco Realty Corporation                      3,446,154       3,451,500      0.5
                             145,000    Meditrust Corporation                         2,179,231       1,803,438      0.2
                              39,500    National Data Corporation                     1,350,065       1,659,000      0.2
                             355,000    PXRE Corporation                              7,444,686       6,390,000      0.8
                             348,000    Peoples Heritage Financial Group, Inc.        6,913,473       6,264,000      0.8
                             419,800   +Primark Corporation                          10,224,644       8,920,750      1.2
                             561,800   +Scottish Annuity & Life Holdings, Ltd.        8,320,578       5,477,550      0.7
                                                                                 --------------   -------------      ---
                                                                                     78,939,175      80,664,188     10.4

-------------------------------------------------------------------------------------------------------------------------
Healthcare
-------------------------------------------------------------------------------------------------------------------------
                             267,100   +COR Therapeutics, Inc.                        2,579,398       2,654,306      0.3
                             148,500   +DVI, Inc.                                     2,932,610       2,208,937      0.3
                             475,400   +EndoSonics Corporation                        3,209,799       3,090,100      0.4
                              57,400   +Gilead Sciences, Inc.                         1,318,584       2,611,700      0.3
                             819,500   +HCIA, Inc. (h)                                9,510,805       3,687,750      0.5
                             454,300   +Magellan Health Services, Inc.               10,147,114       1,902,381      0.3
                           1,992,500   +MedPartners, Inc.                            15,404,861       9,464,375      1.2
                             228,200    Mentor Corporation                            3,607,955       3,351,688      0.4
                             538,000   +NABI, Inc.                                    3,708,502       1,681,250      0.2
                             309,800   +NeoRx Corporation                             1,952,280         474,381      0.1
                             135,500   +Neurogen Corporation                          1,795,108       1,448,156      0.2
                             136,600   +Pharmacopeia, Inc.                            2,459,714         990,350      0.1
                             300,850   +Scios, Inc.                                   1,387,073       2,726,453      0.4
                              48,900    Shared Medical Systems Corporation            2,327,467       2,723,119      0.4
                             139,500   +Sierra Health Services, Inc.                  2,866,479       1,813,500      0.2
                              42,900   +VISX, Incorporated                              403,708       4,614,431      0.6
                                                                                 --------------   -------------      ---
                                                                                     65,611,457      45,442,877      5.9

-------------------------------------------------------------------------------------------------------------------------
Materials & Processing
-------------------------------------------------------------------------------------------------------------------------
                             176,400   +ACX Technologies, Inc.                        2,995,246       2,315,250      0.3
                             420,800    A.M. Castle & Company                         7,436,597       5,075,900      0.7
                             550,000    Apogee Enterprises, Inc.                      6,484,145       6,531,250      0.8
                             638,277    BHA Group Holdings, Inc. (h)                  7,083,102       5,824,278      0.7
                             159,000    Carpenter Technology Corporation              5,304,325       4,124,062      0.5
                             466,600   +Citation Corporation                          6,258,411       4,782,650      0.6
                             408,300    Commonwealth Industries, Inc.                 6,696,689       3,674,700      0.5
                             218,800   +Dan River, Inc. (Class A)                     3,282,000       1,859,800      0.2
                             214,000   +Giant Cement Holding, Inc.                    2,576,937       3,678,125      0.5
                             165,600    Gibraltar Steel Corporation                   3,532,254       3,301,650      0.4
                             382,600   +Insituform Technologies, Inc. (Class A)       2,618,121       6,695,500      0.9
                             559,200    Intermet Corporation                          8,772,555       7,479,300      1.0
                             264,700   +Novamerican Steel, Inc.                       3,072,685       2,911,700      0.4
                             522,000   +Paxar Corporation                             7,495,480       3,882,375      0.5
                             236,600    Quanex Corporation                            5,724,477       3,667,300      0.5

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

                             Shares                                                                  Value     Percent of
Sector*                       Held                       Stocks                         Cost       (Note 1a)   Net Assets
-------------------------------------------------------------------------------------------------------------------------
Materials & Processing (concluded)
-------------------------------------------------------------------------------------------------------------------------
                           1,039,881    Ryerson Tull, Inc. (e)                   $   18,589,576 $    15,273,252      2.0%
                             674,500   +Shiloh Industries, Inc. (h)                   9,473,940       8,009,688      1.0
                             372,700   +Wolverine Tube, Inc.                          9,872,409       7,873,288      1.0
                             863,610   +Zemex Corporation                             7,282,851       4,695,879      0.6
                                                                                 --------------   -------------      ---
                                                                                    124,551,800     101,655,947     13.1

-------------------------------------------------------------------------------------------------------------------------
Miscellaneous
-------------------------------------------------------------------------------------------------------------------------
                           1,609,700    Mercer International, Inc. (h)               21,053,577       9,758,806      1.3
                           1,200,850   +Metromedia International Group, Inc.         13,686,960       5,854,144      0.7
                                                                                 --------------   -------------      ---
                                                                                     34,740,537      15,612,950      2.0

-------------------------------------------------------------------------------------------------------------------------
Producer Durables
-------------------------------------------------------------------------------------------------------------------------
                             171,300    AGCO Corporation                              4,212,749       1,124,156      0.2
                             250,000   +Allen Telecom Inc.                            3,924,619       1,515,625      0.2
                             613,000    Applied Industrial Technologies, Inc.        11,484,155       6,819,625      0.9
                             606,200   +B.I., Incorporated (h)                        5,500,558       5,758,900      0.8
                             846,900   +Brown & Sharpe Manufacturing Company
                                        (Class A)(h)                                 10,624,240       4,181,569      0.5
                             808,800   +Comdial Corporation (h)                       4,965,675       5,257,200      0.7
                             189,000   +DONCASTERS PLC (ADR)(a)                       3,233,968       2,905,875      0.4
                             517,800   +ESCO Electronics Corporation                  9,048,312       4,660,200      0.6
                             107,100    Kennametal, Inc.                              4,825,389       1,874,250      0.2
                             389,000   +Kent Electronics Corporation                  5,030,298       3,865,688      0.5
                             210,800   +Nu Horizons Electronics Corp.                 1,621,264         869,550      0.1
                             443,600    Oakwood Homes Corporation                     9,257,834       6,238,125      0.8
                             161,200    The Ryland Group, Inc.                        2,219,607       4,080,375      0.5
                             422,400    Stewart & Stevenson Services, Inc.            9,571,351       3,247,200      0.4
                             518,750   +TALX Corporation (h)                          4,385,624       3,371,875      0.4
                             145,130   +Toll Brothers, Inc.                           2,798,563       2,630,481      0.3
                             107,200   +Triumph Group, Inc.                           2,553,040       2,519,200      0.3
                                                                                 --------------   -------------      ---
                                                                                     95,257,246      60,919,894      7.8

-------------------------------------------------------------------------------------------------------------------------
Technology
-------------------------------------------------------------------------------------------------------------------------
                             129,800   +Alpha Industries, Inc. (f)                      528,774       2,320,175      0.3
                             887,000   +Anixter International, Inc.                  13,019,629      10,588,562      1.4
                             394,300   +Aspen Technology, Inc.                        5,995,685       5,594,131      0.7
                             161,147   +BMC Software, Inc. (g)                          680,161       5,972,528      0.8
                             545,300   +Bell Industries, Inc. (h)                     8,013,620       5,657,487      0.7
                             346,600   +Black Box Corporation                         9,823,716      10,744,600      1.4
                             470,600   +Brite Voice Systems, Inc.                     4,856,354       3,764,800      0.5
                           2,297,600   +CHS Electronics, Inc.                        30,542,849       7,323,600      0.9
                             806,150   +C.P. Clare Corporation (h)                    7,312,386       2,922,294      0.4
                             285,000   +Cognos, Inc.                                  6,900,270       6,697,500      0.9
                             433,000   +The DII Group, Inc.                           4,579,139      12,665,250      1.6
                           1,244,100   +DSP Communications, Inc.                     12,092,400      19,750,087      2.6
                             685,892   +Harbinger Corporation                         3,426,680       4,629,771      0.6
                             169,900   +Harmonic Lightwaves, Inc.                     1,682,332       4,693,487      0.6
                           1,222,800   +Mentor Graphics Corporation                  12,490,597      16,507,800      2.1
                             240,000   +Net Manage, Inc.                                621,375         577,500      0.1
                             727,200   +PLATINUM Technology International, Inc.      10,189,541      18,543,600      2.4
                             758,150   +Phoenix Technologies Ltd.                    10,073,879       6,444,275      0.8
                             524,200   +Planar Systems, Inc.                          5,585,595       4,029,788      0.5
                              93,400   +Rational Software Corporation                 1,195,032       2,504,288      0.3

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                             Shares                                                                  Value     Percent of
Sector*                       Held                       Stocks                         Cost       (Note 1a)   Net Assets
-------------------------------------------------------------------------------------------------------------------------
Technology (concluded)
-------------------------------------------------------------------------------------------------------------------------
                             326,000   +Read-Rite Corporation                    $    4,030,241   $   2,149,563      0.3%
                             267,400   +Sensormatic Electronics Corporation           2,216,624       2,540,300      0.3
                             277,000   +Software Spectrum, Inc. (h)                   5,550,546       3,774,125      0.5
                             260,717   +Sterling Commerce, Inc.                       6,267,523       8,017,048      1.0
                              56,000   +Storage Technology Corporation                1,897,420       1,561,000      0.2
                           1,012,400   +Structural Dynamics Research
                                        Corporation                                  14,034,529      19,298,875      2.5
                           1,232,700   +Sybase, Inc.                                 17,535,228       9,784,556      1.3
                             590,200    Telxon Corporation                            6,561,591       5,570,013      0.7
                             227,900   +TriQuint Semiconductor, Inc.                  4,630,484       4,216,150      0.5
                                                                                 --------------   -------------      ---
                                                                                    212,334,200     208,843,153     26.9

-------------------------------------------------------------------------------------------------------------------------
Utilities
-------------------------------------------------------------------------------------------------------------------------
                             569,600   +Applied Digital Access, Inc.                  4,238,174       1,281,600      0.2
-------------------------------------------------------------------------------------------------------------------------
                                        Total Stocks                                911,058,242     741,081,974     95.5
-------------------------------------------------------------------------------------------------------------------------
                              Face
                             Amount
-------------------------------------------------------------------------------------------------------------------------
Short-Term Securities
-------------------------------------------------------------------------------------------------------------------------
Commercial Paper**       $22,412,000    General Motors Acceptance Corp., 5.13%
                                        due 4/01/1999                                22,412,000      22,412,000      2.9
-------------------------------------------------------------------------------------------------------------------------
US Government Agency      15,000,000    Federal Home Loan Mortgage Corporation,
Obligations**                           4.81% due 4/14/1999                          14,973,946      14,973,946     1.9
-------------------------------------------------------------------------------------------------------------------------
                                        Total Short-Term Securities                  37,385,946      37,385,946     4.8
-------------------------------------------------------------------------------------------------------------------------
Total Investments                                                                $  948,444,188     778,467,920   100.3
                                                                                 ==============
Liabilities in Excess of Other Assets                                                                (2,372,765)   (0.3)
                                                                                                 --------------   -----
Net Assets                                                                                       $  776,095,155   100.0%
                                                                                                 ==============   =====
-------------------------------------------------------------------------------------------------------------------------

+   Non-income producing security.
* Holdings are classified into the economic sectors found in the Russell 2000 Index.
** Commercial Paper and certain US Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
(a) American Depositary Receipts (ADR).
(b) HA-LO Industries, Inc. declared a three-for-two stock split during the quarter.
(c) Name changed from Norton McNaughton, Inc.
(d) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(e) Inland Steel Industries, Inc. merged with Ryerson Tull, Inc.
(f) Alpha Industries, Inc. declared a three-for-two stock split during the quarter.
(g) Boole & Babbage, Inc. merged with BMC Software, Inc.
(h) Investment in companies 5% or more of whose outstanding securities are held by the Fund (such companies are defined as `Affiliated Companies' in section 2(a)(3) of the Investment Company Act of 1940) are as follows:

-----------------------------------------------------------------------------------------
                                                      Net Share        Net       Dividend
Sector                      Affiliate                  Activity        Cost       Income
-----------------------------------------------------------------------------------------
Auto &                Forward Air Corporation           695,000   $ 2,387,811          ++
  Transportation
Auto &                Landair Corporation                    --    (2,946,760)         ++
  Transportation
Consumer              Au Bon Pain Co., Inc.                  --             --         ++
  Discretionary         (Class A)
Consumer              Caribiner International, Inc.   1,143,000     22,859,682         ++
  Discretionary
Healthcare            HCIA, Inc.                        223,600      2,188,683         ++
Materials &           BHA Group Holdings, Inc.           58,025             --    $74,852
  Processing
Materials &           Shiloh Industries, Inc.            89,500      1,584,179         ++
  Processing
Miscellaneous         Mercer International, Inc.             --             --     64,388
Producer Durables     B.I., Incorporated                 20,000        133,749         ++
Producer Durables     Brown & Sharpe Manufacturing      323,300      3,583,598         ++
                        Company (Class A)
Producer Durables     Comdial Corporation                    --             --         ++
Producer Durables     TALX Corporation                       --             --         ++
Technology            Bell Industries, Inc.             110,700      1,090,252         ++
Technology            C.P. Clare Corporation            (27,000)      (445,950)        ++
Technology            Software Spectrum, Inc.                --             --         ++
-----------------------------------------------------------------------------------------

++ Non-income producing security.

   See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of March 31, 1999

Assets:              Investments, at value (identified cost--$948,444,188) (Note 1a)                   $ 778,467,920
                     Receivables:
                        Securities sold ............................................   $   9,153,908
                        Capital shares sold ........................................       2,149,181
                        Dividends ..................................................         254,526      11,557,615
                                                                                       -------------
                     Prepaid registration fees and other assets (Note 1e) ..........                          35,628
                                                                                                       -------------
                     Total assets ..................................................                     790,061,163
                                                                                                       -------------
--------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                        Securities purchased .......................................       5,550,841
                        Capital shares redeemed ....................................       5,348,764
                        Custodian bank (Note 1g) ...................................       1,578,984
                        Investment adviser (Note 2) ................................         534,708
                        Distributor (Note 2) .......................................         404,802      13,418,099
                                                                                       -------------
                     Accrued expenses and other liabilities ........................                         547,909
                                                                                                       -------------
                     Total liabilities .............................................                      13,966,008
                                                                                                       -------------
--------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ....................................................                   $ 776,095,155
                                                                                                       =============
--------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of Common Stock, $0.10 par value, 100,000,000
Consist of:          shares authorized .............................................                   $   1,702,018
                     Class B Shares of Common Stock, $0.10 par value, 100,000,000
                     shares authorized .............................................                       2,463,600
                     Class C Shares of Common Stock, $0.10 par value, 100,000,000
                     shares authorized .............................................                         251,473
                     Class D Shares of Common Stock, $0.10 par value, 100,000,000
                     shares authorized .............................................                         508,064
                     Paid-in capital in excess of par ..............................                     865,519,935
                     Undistributed realized capital gains on investments--net ......                      75,626,333
                     Unrealized depreciation on investments--net ...................                    (169,976,268)
                                                                                                       -------------
                     Net assets ....................................................                   $ 776,095,155
                                                                                                       =============
--------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $276,957,037 and 17,020,185
                              shares outstanding ...................................                   $       16.27
                                                                                                       =============
                     Class B--Based on net assets of $378,609,885 and 24,636,003
                              shares outstanding ...................................                   $       15.37
                                                                                                       =============
                     Class C--Based on net assets of $38,248,813 and 2,514,734
                              shares outstanding ...................................                   $       15.21
                                                                                                       =============
                     Class D--Based on net assets of $82,279,420 and 5,080,637
                              shares outstanding ...................................                   $       16.19
                                                                                                       =============
--------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

Statement of Operations for the Year Ended March 31, 1999

Investment           Interest and discount earned .....................................                   $   5,652,459
Income               Dividends (net of $26,170 foreign withholding tax) ...............                       4,163,709
(Notes 1c & 1d):                                                                                          -------------
                     Total income .....................................................                       9,816,168
                                                                                                          -------------
-----------------------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees (Note 2) ................................   $   7,530,195
                     Account maintenance and distribution fees--Class B (Note 2) ......       5,057,775
                     Transfer agent fees--Class B (Note 2) ............................       1,450,011
                     Transfer agent fees--Class A (Note 2) ............................         863,724
                     Account maintenance and distribution fees--Class C (Note 2) ......         573,086
                     Transfer agent fees--Class D (Note 2) ............................         283,726
                     Account maintenance fees--Class D (Note 2) .......................         271,332
                     Transfer agent fees--Class C (Note 2) ............................         172,108
                     Registration fees (Note 1e) ......................................         140,956
                     Printing and shareholder reports .................................         140,291
                     Custodian fees ...................................................         112,771
                     Accounting services (Note 2) .....................................         100,179
                     Professional fees ................................................          79,702
                     Directors' fees and expenses .....................................          62,882
                     Pricing fees .....................................................             763
                     Other ............................................................          18,778
                                                                                          -------------
                     Total expenses ...................................................                      16,858,279
                                                                                                          -------------
                     Investment loss--net .............................................                      (7,042,111)
                                                                                                          -------------
-----------------------------------------------------------------------------------------------------------------------
Realized & Unreal-   Realized gain on investments--net ................................                      84,918,600
ized Gain (Loss) on  Change in unrealized appreciation/depreciation on investments--net                    (354,219,652)
Investements--Net                                                                                         -------------
(Notes 1b, 1d & 3):  Net Decrease in Net Assets Resulting from Operations .............                   $(276,343,163)
                                                                                                          =============
-----------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

Statement of Changes in Net Assets


                                                                                                     For the Year
                                                                                                    Ended March 31,
                                                                                          ----------------------------------
Increase (Decrease) in Net Assets:                                                              1999               1998
----------------------------------------------------------------------------------------------------------------------------
Operations:          Investment loss--net .............................................   $    (7,042,111)   $    (6,842,149)
                     Realized gain on investments--net ................................        84,918,600        123,972,911
                     Change in unrealized appreciation/depreciation on investments--net      (354,219,652)       165,606,065
                                                                                          ---------------    ---------------
                     Net increase (decrease) in net assets resulting from operations ..      (276,343,163)       282,736,827
                                                                                          ---------------    ---------------
----------------------------------------------------------------------------------------------------------------------------
Distributions        Realized gain on investments--net:
to Shareholders         Class A .......................................................       (19,624,603)       (39,789,579)
(Note 1f):              Class B .......................................................       (31,099,848)       (57,233,633)
                        Class C .......................................................        (3,623,058)        (5,666,588)
                        Class D .......................................................        (6,448,638)        (8,409,567)
                                                                                          ---------------    ---------------
                     Net decrease in net assets resulting from distributions
                     to shareholders ..................................................       (60,796,147)      (111,099,367)
                                                                                          ---------------    ---------------
----------------------------------------------------------------------------------------------------------------------------
Capital Shares       Net increase (decrease) in net assets derived from capital
Transactions         share transactions ...............................................       (78,669,579)       387,703,762
(Note 4):                                                                                 ---------------    ---------------
----------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets ..........................      (415,808,889)       559,341,222
                     Beginning of year ................................................     1,191,904,044        632,562,822
                                                                                          ---------------    ---------------
                     End of year ......................................................   $   776,095,155    $ 1,191,904,044
                                                                                          ===============    ===============
----------------------------------------------------------------------------------------------------------------------------

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

Financial Highlights

The following per share data and ratios have been derived                               Class A+
from information provided in the financial statements.        ------------------------------------------------------------
                                                                              For the Year Ended March 31,
                                                              ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...   $  22.03     $  17.59     $  17.77     $  15.63     $  15.88
Operating                                                     --------     --------     --------     --------     --------
Performance:         Investment income (loss)--net ........       (.02)        (.03)         .06          .24          .16
                     Realized and unrealized gain (loss) on
                     investments--net .....................      (4.66)        7.20         3.01         2.72         1.09
                                                              --------     --------     --------     --------     --------
                     Total from investment operations .....      (4.68)        7.17         3.07         2.96         1.25
                                                              --------     --------     --------     --------     --------
                     Less dividends and distributions:
                       Investment income--net .............         --           --         (.06)        (.23)        (.10)
                       Realized gain on investments--net ..      (1.08)       (2.73)       (3.19)        (.59)       (1.40)
                                                              --------     --------     --------     --------     --------
                     Total dividends and distributions ....      (1.08)       (2.73)       (3.25)        (.82)       (1.50)
                                                              --------     --------     --------     --------     --------
                     Net asset value, end of year .........   $  16.27     $  22.03     $  17.59     $  17.77     $  15.63
                                                              ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...     (22.17%)      43.18%       17.62%       19.56%        8.85%
Return:*                                                      ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................       1.08%        1.02%        1.10%        1.12%        1.15%
Net Assets:                                                   ========     ========     ========     ========     ========
                     Investment income (loss)--net ........       (.10%)       (.13%)        .34%        1.43%        1.04%
                                                              ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)   $276,957     $396,198     $223,492     $181,297     $106,506
Data:                                                         ========     ========     ========     ========     ========
                     Portfolio turnover ...................      57.82%       67.02%       97.87%       60.37%       59.79%
                                                              ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     loads.
                   + Based on average shares outstanding.

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

Financial Highlights (continued)

The following per share data and ratios have been derived                               Class B++
from information provided in the financial statements.        ------------------------------------------------------------
                                                                              For the Year Ended March 31,
                                                              ------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                         1999         1998         1997         1996         1995
--------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of year ...   $  21.03     $  16.91     $  17.21     $  15.16     $  15.49
Operating                                                     --------     --------     --------     --------     --------
Performance:         Investment income (loss)--net ........       (.20)        (.23)        (.12)         .07           --+
                     Realized and unrealized gain (loss) on
                     investments--net .....................      (4.43)        6.90         2.90         2.64         1.06
                                                              --------     --------     --------     --------     --------
                     Total from investment operations .....      (4.63)        6.67         2.78         2.71         1.06
                                                              --------     --------     --------     --------     --------
                     Less dividends and distributions:
                        Investment income--net ............         --           --           --         (.07)          --+
                        Realized gain on investments--net .      (1.03)       (2.55)       (3.08)        (.59)       (1.39)
                                                              --------     --------     --------     --------     --------
                     Total dividends and distributions ....      (1.03)       (2.55)       (3.08)        (.66)       (1.39)
                                                              --------     --------     --------     --------     --------
                     Net asset value, end of year .........   $  15.37     $  21.03     $  16.91     $  17.21     $  15.16
                                                              ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share ...     (22.96%)      41.72%       16.44%       18.37%        7.70%
Return:*                                                      ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses .............................       2.10%        2.05%        2.13%        2.15%        2.20%
Net Assets:                                                   ========     ========     ========     ========     ========
                     Investment income (loss)--net ........      (1.12%)      (1.16%)       (.68%)        .44%         .02%
                                                              ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of year (in thousands)   $378,610     $611,364     $337,716     $310,174     $237,359
Data:                                                         ========     ========     ========     ========     ========
                     Portfolio turnover ...................      57.82%       67.02%       97.87%       60.37%       59.79%
                                                              ========     ========     ========     ========     ========
--------------------------------------------------------------------------------------------------------------------------

                   * Total investment returns exclude the effects of sales
                     loads.
                   + Amount is less than $.01 per share.
                  ++ Based on average shares outstanding.

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

Financial Highlights (continued)

                                                                                       Class C++
                                                                -------------------------------------------------------
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                       For the Year                   Oct. 21,
from information provided in the financial statements.                        Ended March 31,                  1994+ to
                                                                -------------------------------------------    March 31,
Increase (Decrease) in Net Asset Value:                           1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...   $ 20.83     $ 16.77     $ 17.10     $ 15.10     $ 15.06
Operating                                                       -------     -------     -------     -------     -------
Performance:         Investment income (loss)--net ..........      (.20)       (.23)       (.13)        .06         .01
                     Realized and unrealized gain (loss) on
                     investments--net .......................     (4.38)       6.84        2.89        2.63         .65
                                                                -------     -------     -------     -------     -------
                     Total from investment operations .......     (4.58)       6.61        2.76        2.69         .66
                                                                -------     -------     -------     -------     -------
                     Less dividends and distributions:
                        Investment income--net ..............        --          --          --        (.10)       (.06)
                        Realized gain on investments--net ...     (1.04)      (2.55)      (3.09)       (.59)       (.56)
                                                                -------     -------     -------     -------     -------
                     Total dividends and distributions ......     (1.04)      (2.55)      (3.09)       (.69)       (.62)
                                                                -------     -------     -------     -------     -------
                     Net asset value, end of period .........   $ 15.21     $ 20.83     $ 16.77     $ 17.10     $ 15.10
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....    (22.99%)     41.74%      16.39%      18.34%       4.82%++
Return:**                                                       =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...............................      2.12%       2.06%       2.14%       2.16%       2.41%*
Net Assets:                                                     =======     =======     =======     =======     =======
                     Investment income (loss)--net ..........     (1.14%)     (1.17%)      (.70%)       .36%        .14%*
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $38,249     $70,159     $31,182     $26,920     $11,434
Data:                                                           =======     =======     =======     =======     =======
                     Portfolio turnover .....................     57.82%      67.02%      97.87%      60.37%      59.79%
                                                                =======     =======     =======     =======     =======
-----------------------------------------------------------------------------------------------------------------------

                   * Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                        Class D++
                                                                --------------------------------------------------------
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                       For the Year                    Oct. 21,
from information provided in the financial statements.                         Ended March 31,                  1994+ to
                                                                --------------------------------------------    March 31,
Increase (Decrease) in Net Asset Value:                           1999        1998         1997        1996        1995
------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...   $ 21.97     $  17.56     $ 17.74     $ 15.61     $ 15.52
Operating                                                       -------     --------     -------     -------     -------
Performance:         Investment income (loss)--net ..........      (.06)        (.08)        .01         .19         .07
                     Realized and unrealized gain (loss) on
                     investments--net .......................     (4.65)        7.18        3.02        2.73         .66
                                                                -------     --------     -------     -------     -------
                     Total from investment operations .......     (4.71)        7.10        3.03        2.92         .73
                                                                -------     --------     -------     -------     -------
                     Less dividends and distributions:
                        Investment income--net ..............        --           --        (.04)       (.20)       (.08)
                        Realized gain on investments--net ...     (1.07)       (2.69)      (3.17)       (.59)       (.56)
                                                                -------     --------     -------     -------     -------
                     Total dividends and distributions ......     (1.07)       (2.69)      (3.21)       (.79)       (.64)
                                                                -------     --------     -------     -------     -------
                     Net asset value, end of period .........   $ 16.19     $  21.97     $ 17.56     $ 17.74     $ 15.61
                                                                =======     ========     =======     =======     =======
------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....    (22.37%)      42.80%      17.38%      19.26%       5.13%++
Return:**                                                       =======     ========     =======     =======     =======
------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...............................      1.33%        1.27%       1.35%       1.37%       1.61%*
Net Assets:                                                     =======     ========     =======     =======     =======
                     Investment income (loss)--net ..........      (.35%)       (.39%)       .07%       1.15%        .95%*
                                                                =======     ========     =======     =======     =======
------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)   $82,279     $114,183     $40,173     $24,795     $11,037
Data:                                                           =======     ========     =======     =======     =======
                     Portfolio turnover .....................     57.82%       67.02%      97.87%      60.37%      59.79%
                                                                =======     ========     =======     =======     =======
------------------------------------------------------------------------------------------------------------------------

                   * Annualized.
                  ** Total investment returns exclude the effects of sales
                     loads.
                   + Commencement of operations.
                  ++ Based on average shares outstanding.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Special Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. Securities traded in the NASDAQ National Market System are valued at the last sale price, or lacking any sales, at the closing bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (option written) or the last bid price (option purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write put and covered call options and purchase put and call options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

o Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters such contracts.

o Foreign currency options and futures--The Fund may purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-US dollar denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight draft which resulted from differences in estimated capital share transactions.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $7,042,111 have been reclassified between undistributed net realized capital gains and accumulated net investment loss. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 0.75%, on an annual basis, of the average daily value of the Fund's net assets. On November 4, 1998, the Board of Directors of the Fund approved a change in the Investment Advisory Agreement so that such fee is based upon the average daily value of the Fund's net assets at the following annual rates: 0.75% of the Fund's average daily net assets not exceeding $1 billion; 0.725% of average daily net assets in excess of $1 billion but not exceeding $1.5 billion; and 0.70% of average daily net assets in excess of $1.5 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                      Account       Distribution
                                                  Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class B ..........................................    0.25%            0.75%
Class C ..........................................    0.25%            0.75%
Class D ..........................................    0.25%              --
--------------------------------------------------------------------------------

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended March 31, 1999, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                     MLFD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................              $1,068              $ 10,822
Class D ..............................              $9,364              $126,151
--------------------------------------------------------------------------------

For the year ended March 31, 1999, MLPF&S received contingent deferred sales charges of $969,353 and $43,738 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $135,048 in commissions on the execution of portfolio security transactions for the Fund for the year ended March 31, 1999.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended March 31, 1999 were $519,358,776 and $572,524,447, respectively.

Net realized gains (losses) for the year ended March 31, 1999 and net unrealized losses as of March 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                            Gains (Losses)            Losses
--------------------------------------------------------------------------------
Long-term investments ...............        $ 84,918,726         $(169,976,268)
Short-term investments ..............                (126)                   --
                                             ------------         -------------
Total ...............................        $ 84,918,600         $(169,976,268)
                                             ============         =============
--------------------------------------------------------------------------------

As of March 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $173,390,614, of which $93,971,782 related to appreciated securities and $267,362,396 related to depreciated securities. At March 31, 1999, the aggregate cost of investments for Federal income tax purposes was $951,858,534.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(78,669,579) and $387,703,762 for the years ended March 31, 1999 and March 31, 1998, respectively.

Transactions in capital shares for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 1999                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold .............................        6,897,888        $ 123,949,228
Shares issued to shareholders
in reinvestment of
distributions ...........................          931,185           18,707,508
                                                ----------        -------------
Total issued ............................        7,829,073          142,656,736
Shares redeemed .........................       (8,792,249)        (156,339,942)
                                                ----------        -------------
Net decrease ............................         (963,176)       $ (13,683,206)
                                                ==========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                           Dollar
Ended March 31, 1998                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................        12,330,033        $ 257,288,064
Shares issued to shareholders
in reinvestment of
distributions ..........................         1,893,034           37,311,964
                                               -----------        -------------
Total issued ...........................        14,223,067          294,600,028
Shares redeemed ........................        (8,945,193)        (182,429,269)
                                               -----------        -------------
Net increase ...........................         5,277,874        $ 112,170,759
                                               ===========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 1999                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................        10,840,643        $ 191,992,268
Shares issued to shareholders
in reinvestment of
distributions ..........................         1,492,117           28,529,266
                                               -----------        -------------
Total issued ...........................        12,332,760          220,521,534
Automatic conversion
of shares ..............................          (744,862)         (13,102,293)
Shares redeemed ........................       (16,025,174)        (265,368,498)
                                               -----------        -------------
Net decrease ...........................        (4,437,276)       $ (57,949,257)
                                               ===========        =============
--------------------------------------------------------------------------------

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class B Shares for the Year                                           Dollar
Ended March 31, 1998                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................        14,692,305        $ 296,696,571
Shares issued to shareholders
in reinvestment of
distributions ..........................         2,741,379           51,728,861
                                               -----------        -------------
Total issued ...........................        17,433,684          348,425,432
Automatic conversion
of shares ..............................          (436,386)          (8,419,272)
Shares redeemed ........................        (7,898,958)        (154,918,900)
                                               -----------        -------------
Net increase ...........................         9,098,340        $ 185,087,260
                                               ===========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 1999                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         1,513,437        $  27,045,453
Shares issued to shareholders
in reinvestment of
distributions ..........................           177,024            3,349,285
                                               -----------        -------------
Total issued ...........................         1,690,461           30,394,738
Shares redeemed ........................        (2,544,293)         (41,967,996)
                                               -----------        -------------
Net decrease ...........................          (853,832)       $ (11,573,258)
                                               ===========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                           Dollar
Ended March 31, 1998                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         3,631,060        $  72,740,230
Shares issued to shareholders
in reinvestment of
distributions ..........................           279,505            5,227,949
                                               -----------        -------------
Total issued ...........................         3,910,565           77,968,179
Shares redeemed ........................        (2,401,343)         (47,574,675)
                                               -----------        -------------
Net increase ...........................         1,509,222        $  30,393,504
                                               ===========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended March 31, 1999                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         2,784,551        $  52,722,275
Automatic conversion
of shares ..............................           710,009           13,102,293
Shares issued to shareholders
in reinvestment of
distributions ..........................           302,895            6,066,990
                                               -----------        -------------
Total issued ...........................         3,797,455           71,891,558
Shares redeemed ........................        (3,913,165)         (67,355,416)
                                               -----------        -------------
Net increase (decrease) ................          (115,710)       $   4,536,142
                                               ===========        =============
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                           Dollar
Ended March 31, 1998                              Shares              Amount
--------------------------------------------------------------------------------
Shares sold ............................         6,877,672        $ 144,426,705
Automatic conversion
of shares ..............................           418,523            8,419,272
Shares issued to shareholders
in reinvestment of
distributions ..........................           388,550            7,643,351
                                               -----------        -------------
Total issued ...........................         7,684,745          160,489,328
Shares redeemed ........................        (4,776,420)        (100,437,089)
                                               -----------        -------------

Net increase ...........................         2,908,325        $  60,052,239
                                               ===========        =============
--------------------------------------------------------------------------------

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Merrill Lynch Special Value Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Special Value Fund, Inc. as of March 31, 1999, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1999 by correspondence with the custodian and brokers or other alternative procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Special Value Fund, Inc. as of March 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 14, 1999

IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all per share distributions paid by Merrill Lynch Special Value Fund, Inc. during its taxable year ended March 31, 1999:

==============================================================================================
                                         Domestic          Domestic         Total    Long-Term
                   Record   Payable     Qualifying      Non-Qualifying    Ordinary    Capital
                    Date     Date     Ordinary Income   Ordinary Income    Income     Gains*
==============================================================================================
Class A Shares    7/02/98   7/10/98      $.015797          $.262349       $.278146   $.802133
----------------------------------------------------------------------------------------------
Class B Shares    7/02/98   7/10/98      $.013148          $.218356       $.231504   $.802133
----------------------------------------------------------------------------------------------
Class C Shares    7/02/98   7/10/98      $.013229          $.219696       $.232925   $.802133
----------------------------------------------------------------------------------------------
Class D Shares    7/02/98   7/10/98      $.015209          $.252580       $.267789   $.802133
----------------------------------------------------------------------------------------------

  The domestic qualifying ordinary income qualifies for the dividends received deduction for corporations.

  Please retain this information for your records.

* All of the Fund's long-term capital gains distributions are subject to the 20% tax rate.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

PORTFOLIO INFORMATION (unaudited)

As of March 31, 1999

                                                                      Percent of
Top Ten Equity Holdings                                               Net Assets
DSP Communications, Inc. .......................................          2.6%
Structural Dynamics Research Corporation .......................          2.5
PLATINUM Technology International, Inc. ........................          2.4
Mentor Graphics Corporation ....................................          2.1
Ryerson Tull, Inc. .............................................          2.0
Boise Cascade Office Products Corp. ............................          1.9
Charter One Financial, Inc. ....................................          1.8
HA-LO Industries, Inc. .........................................          1.8
Midway Games, Inc. .............................................          1.8
Caribiner International, Inc. ..................................          1.7

Sectors Represented                                                   Percent of
in the Portfolio                                                      Net Assets
Technology .....................................................         26.9%
Consumer Discretionary .........................................         16.5
Materials & Processing .........................................         13.1
Financial Services .............................................         10.4
Producer Durables ..............................................          7.8
Energy .........................................................          7.2
Healthcare .....................................................          5.9
Auto & Transportation ..........................................          5.5
Miscellaneous ..................................................          2.0
Utilities ......................................................          0.2

Stock Portfolio Changes for the Quarter
Ended March 31, 1999

 Additions

*Adrien Arpel, Inc.
 Aspen Technology, Inc.
 Billing Concepts Corp.
 Boron, LePore & Associates, Inc.
 Buffets, Inc.
 Carpenter Technology Corporation
 The Cheesecake Factory Incorporated
 Cognos, Inc.
 Gibraltar Steel Corporation
 Jefferies Group, Inc.
 Kent Electronics Corporation
 Mentor Corporation
 Net Manage, Inc.
*Nvidia Corp
* Onyx Software
*Pcorder.Com Inc
 Pier 1 Imports, Inc.
*Ramsay Health Care, Inc.
 Sensormatic Electronics Corporation
 Shared Medical Systems Corporation
 Stein Mart, Inc.
 Storage Technology Corporation
*Vignette Corporation

 Deletions

*Adrien Arpel, Inc.
 Ardent Software, Inc.
 Cylink Corporation
 Dover Downs Entertainment, Inc.
 EnviroSource, Inc.
 Forcenergy, Inc.
 Genome Therapeutics Corp.
 Information Resources, Inc.
 Key Energy Services, Inc.
 Learning Company, Inc. (The)
 Magainin Pharmaceuticals, Inc.
 Network Equipment Technologies, Inc.
*Nvidia Corp
*Onyx Software
*Pcorder.Com Inc
*Ramsay Health Care, Inc.
 Ramsay Youth Services, Inc.
 Steel Dynamics, Inc.
 Unitog Company
*Vignette Corporation

*Added and deleted in the same quarter.

Merrill Lynch Special Value Fund, Inc.                            March 31, 1999

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Donald Cecil, Director
M. Colyer Crum, Director
Edward H. Meyer, Director
Jack B. Sunderland, Director
J. Thomas Touchton, Director
Fred G. Weiss, Director
Arthur Zeikel, Director
Daniel V. Szemis, Senior Vice President and
   Portfolio Manager
Donald C. Burke, Vice President and Treasurer
Thomas D. Jones, III, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer and Norman R. Harvey, Senior Vice President of Merrill Lynch Special Value Fund, Inc. have recently retired. Their colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard and Mr. Harvey well in their retirements.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street, 12th Floor
New York, NY 10286

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch
Special Value Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                           10253--3/99

[RECYCLE LOGO] Printed on post-consumer recycled paper